UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 16, 2022

REVOLUTION MEDICINES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39219	47-2029180
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

700 Saginaw Drive

Redwood City, California 94063

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 481-6801

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	RVMD	The Nasdaq Global Select Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On June 16, 2022, Revolution Medicines, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on four proposals, each of which is described in more detail in the Company’s definitive proxy statement (the “Proxy Statement”) on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 26, 2022. Only stockholders of record as of the close of business on April 21, 2022, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record date, 74,232,891 shares of the Company’s common stock were outstanding and entitled to vote at the Annual Meeting. The tabulation of the stockholder votes on each proposal brought before the Annual Meeting are described below.

Proposal 1. The Company’s stockholders elected three Class II directors to hold office until the 2025 annual meeting of stockholders or until their respective successor is elected. The results of the vote were as follows:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Sushil Patel, Ph.D.	54,701,656	3,306,957	4,134,880
Eric T. Schmidt, Ph.D.	50,909,152	7,099,461	4,134,880
Thilo Schroeder, Ph.D.	50,811,413	7,197,200	4,134,880

Proposal 2. The Company’s stockholders ratified the selection by the audit committee of the board of directors of the Company of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022. The results of the vote were as follows:

Votes For	Votes Against	Abstentions
62,124,999	6,377	12,117

As a routine proposal under applicable rules, no broker non-votes were recorded in connection with this proposal.

Proposal 3. The Company’s stockholders approved, on an advisory, non-binding basis, the compensation of the Company’s named executive officers, as disclosed in the Proxy Statement, pursuant to the compensation disclosure rules of the SEC. The results of the vote were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
53,362,378	4,631,420	14,815	4,134,880

Proposal 4. The Company’s stockholders approved, on an advisory, non-binding basis, the frequency of future advisory votes on the compensation of the Company’s named executive officers occurring every one year. The results of the vote were as follows:

One Year	Two-Years	Three-Years	Abstentions	Broker Non-Votes
57,838,838	19,687	138,521	11,567	4,134,880

Based on these voting results, and the recommendation of the Company’s board of directors that was included in the Proxy Statement, the Company has determined that it will hold future advisory votes on the compensation of the Company’s named executive officers on an annual basis until the next stockholder advisory vote on the frequency of future advisory votes on the compensation of the Company’s named executive officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVOLUTION MEDICINES, INC.

Date: June 21, 2022	By:	/s/ Mark A. Goldsmith
Mark A. Goldsmith, M.D., Ph.D. President and Chief Executive Officer